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                   AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT



         The Amendment No. 1 to Employment Agreement is made as of November 3, 1997, by and between F & M Bancorporation, Inc., ("F & M") and John W. Johnson of Kaukauna, Wisconsin ("Employee").

         WHEREAS, Employee has served as President and Chief Operating Officer of F & M; and

         WHEREAS, Employee has been elected as Chief Executive Officer of F & M by its Board of Directors as of November 3, 1997; and

         THEREFORE, the parties agree as follows:

         1. Change in Title. Employee's title is changed to President and Chief Executive Officer effective November 3, 1997.

         2. No Other Changes. Except as modified herein, the Employment Agreement between the parties effective as of July 14, 1997, remains unchanged and in full force and effect.


                                            F & M BANCORPORATION, INC.

                                            By: /s/ Gail E. Janssen
                                               --------------------------------
                                                     Gail E. Janssen, Chairman
                                                     of the Board


                                            EMPLOYEE


                                            By: /s/ John W. Johnson
                                               --------------------------------
                                                     John W. Johnson